BLACKROCK SERIES FUND II, INC.

BlackRock U.S. Government Bond Portfolio

(the “Fund”)

Supplement dated October 27, 2022 (the “Supplement”) to the

Fund’s Prospectus, dated May 1, 2022, as supplemented to date

The following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock U.S. Government Bond Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Bob Miller[1]	2012	Managing Director of BlackRock, Inc.
Matthew Kraeger	2012	Managing Director of BlackRock, Inc.
Siddharth Mehta	2017	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

[1]	On or about March 31, 2023, Bob Miller will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Bob Miller[1], Matthew Kraeger and Siddharth Mehta are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

[1]	On or about March 31, 2023, Bob Miller will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — U.S. Government Bond Portfolio” is deleted in its entirety and replaced with the following:

U.S. Government Bond Portfolio

The U.S. Government Bond Portfolio is managed by a team of financial professionals. Bob Miller, Matthew Kraeger and Siddharth Mehta are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since*	Title and Recent Biography
Bob Miller[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014; Vice President of BlackRock, Inc. from 2006 to 2008; Associate of BlackRock, Inc. from 2002 to 2005.
Siddharth Mehta	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2017; Vice President of BlackRock, Inc. from 2011 to 2016.
*	Includes management of the applicable Predecessor Fund.

[1]	On or about March 31, 2023, Bob Miller will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the U.S. Government Bond Portfolio.

Shareholders should retain this Supplement for future reference.